UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2017

GROGENESIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-168337	42-1771870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (605) 836-3100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities

On February 21, 2017, GroGenesis, Inc. (the “Company”) entered into a warrant reset offer agreement (“Reset Agreement”) with certain shareholders who had participated in the Company’s previous private placement that was completed on July 21, 2016 (the “$0.10 PP”).  Under the terms of the Reset Agreement, the Company offered to these investors the opportunity to exchange all of the Common Stock Purchase Warrants (“Warrants”) acquired by them under the $0.10 PP to a new warrant with terms equal to a new unit private placement (the “New PP”) as consideration for their participation in the New PP.  The terms of the exchange of the Warrants under the $0.10 PP into the terms of the New PP are as follows:

•

Change the exercise term of the Warrants from the date of each investor’s investment in the $0.10 PP to three years;

•

Reduce the exercise price of the Warrants from $0.20 to $0.15; and

•

Add an additional warrant for one share of common stock with the foregoing terms.

The effect of the Reset Agreement affected 600,000 Warrants from the $0.10 PP and caused the Company to issue an additional 600,000 Warrants at an exercise price of $0.15.

The foregoing descriptions of the Reset Agreement and the new Warrants do not purport to be complete and are qualified in their entireties by reference to the full text of the Reset Agreement and form of Warrant, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The terms of the Company’s New PP were a at $0.10 per Unit, with each “Unit” comprised of one share of common stock of the Company and two non-transferable share purchase warrants (the “New PP Warrants).  Each New PP Warrant will entitle the holder thereof to acquire one share of the Company’s common stock at an exercise price of $0.15 per share, with an expiration of three years following the purchase of the Unit.

These securities were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but qualified for exemption under Section 4(a)(2) of the Securities Act and Regulation S promulgated thereunder.  The securities were exempt from registration under Section 4(a)(2) of the Securities Act and Regulation S because the issuance of such securities by the Company did not involve a "public offering," as defined in Section 4(a)(2) of the Securities Act, the Investor’s representations that it is not a U.S. Person as that term is defined in Rule 902(k) of Regulation S, and that it is acquiring the securities for its own account for investment purposes and not as nominee or agent, and not with a view to the resale or distribution thereof, and that the Investor understands that the securities may not be sold or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, or an applicable exemption therefrom.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	New PP
10.2	Reset Agreement
10.3	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 27, 2017

GROGENESIS, INC.

By:	/s/ Richard D. Kamolvathin
Name: Richard D. Kamolvathin
Title: Chief Executive Officer

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